                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Bond Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Global Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	2.97%	8.35%	8.81%	7.60%	5.12%
Class B	2.44%	7.35%	7.89%	6.71%	4.27%
Class C	2.44%	7.25%	7.91%	6.73%	4.29%
Citigroup World Government Bond Index+	4.20%	11.90%	13.70%	9.23%	6.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 10.35	$ 10.34	$ 10.34
10/31/04	$ 10.35	$ 10.35	$ 10.35
Distribution Information: Six Months: Income dividends as of 4/30/05	$ .33	$ .28	$ .28
April Income Dividend	$ .0230	$ .0157	$ .0157
SEC 30-day Yield as of 4/30/05++	1.80%	1.12%	1.14%
Current Annualized Distribution Rate as of 4/30/05++	2.67%	1.82%	1.82%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.56%, 1.01% and 1.13% for Class A, B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.43%, 1.71% and 1.81% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Global Income Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	60	of	93	64
3-Year	60	of	81	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,347	$12,304	$13,775	$15,739
	Average annual total return	3.47%	7.16%	6.61%	4.64%
Class B	Growth of $10,000	$10,435	$12,359	$13,736	$15,188
	Average annual total return	4.35%	7.32%	6.55%	4.27%
Class C	Growth of $10,000	$10,725	$12,566	$13,851	$15,224
	Average annual total return	7.25%	7.91%	6.73%	4.29%
Citigroup World Government Bond Index+	Growth of $10,000	$11,190	$14,700	$15,550	$18,201
	Average annual total return	11.90%	13.70%	9.23%	6.17%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestments of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 58.99%.

Average Annual Total Returns as of 4/30/05
Scudder Global Bond Fund	6-Months*	1-Year	3-Year	5-Year	10-Year
Class S	3.09%	8.49%	9.09%	7.86%	5.39%
Class AARP	3.11%	8.52%	9.06%	7.85%	5.39%
Citigroup World Government Bond Index+	4.20%	11.90%	13.70%	9.23%	6.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 10.33	$ 10.34
10/31/04	$ 10.34	$ 10.35
Distribution Information: Six Months: Income dividends as of 4/30/05	$ .34	$ .34
April Income Dividend	$ .025	$ .025
SEC 30-day Yield as of 4/30/05++	2.13%	2.18%
Current Annualized Distribution Rate as of 4/30/05++	2.90%	2.90%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.78% and 2.14% for Class AARP and Class S respecitively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.55% and 2.86% for Class AARP and Class S respecitively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Global Income Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	59	of	93	63
3-Year	57	of	81	70
5-Year	35	of	63	55
10-Year	27	of	34	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,849	$12,982	$14,598	$16,910
	Average annual total return	8.49%	9.09%	7.86%	5.39%
Class AARP	Growth of $10,000	$10,852	$12,973	$14,592	$16,904
	Average annual total return	8.52%	9.06%	7.85%	5.39%
Citigroup World Government Bond Index+	Growth of $10,000	$11,190	$14,700	$15,550	$18,201
	Average annual total return	11.90%	13.70%	9.23%	6.17%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,029.70	$ 1,024.40	$ 1,024.40	$ 1,031.10	$ 1,030.90
Expenses Paid per $1,000*	$ 6.64	$ 10.89	$ 10.89	$ 5.44	$ 5.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,018.25	$ 1,014.03	$ 1,014.03	$ 1,019.44	$ 1,019.44
Expenses Paid per $1,000*	$ 6.61	$ 10.84	$ 10.84	$ 5.41	$ 5.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Bond Fund	1.32%	2.17%	2.17%	1.08%	1.08%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team (Brett Diment, Anthony Fletcher, Annette Fraser, Nik Hart, Stephen Ilott, Keith Patton and Ian Winship) discusses Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2005.

Q:  How did the global bond market and Scudder Global Bond Fund perform during the past six months?

A:  The global bond markets experienced a high level of volatility during the period, as investors struggled to assess the direction of both the global economy and the US Federal Reserve's (the Fed) interest rate policy. The Fed continued to raise interest rates, bringing the fed funds rate from 1.75% at the beginning of the reporting period to 2.75% at its close. And on May 3, just after the close of the period, the Fed raised rates by another quarter point to 3.0%. While this weighed on the performance of US short-term bonds — which are more sensitive to Fed policy — longer-term issues continued to hold up relatively well, due largely to continued buying from foreign investors.

The world bond markets generally traded quietly for the first half of the period, and then yields shot higher — as prices fell — in February and March as investors began to fear that the Fed would have to raise rates more than the market had been expecting. However, the emergence of a possible slowdown in the global economy sparked a bond market rally in April. US corporate bonds performed well until the final month of the period, when the prospects of poor earnings results for General Motors (GM is not held in the portfolio) — the largest issuer of debt in the corporate sector — caused the company's bonds to plummet. High-yield bonds, meanwhile, underperformed both Treasuries and investment-grade corporate issues. Overseas, European bonds and emerging markets debt outperformed the broader global bond markets, while Japan and the UK underperformed.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005 was 2.97%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.) The fund's return trailed the 4.20% return of its benchmark, the Citigroup World Government Bond Index, as well as the 3.34% average return of the 93 funds in its Lipper peer group, Global Income Funds.1

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities of greater than one year. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  How is the fund positioned in the United States?

A:  While recently the market has been focused on the possibility that the momentum of US economic growth is slowing, the Federal Reserve has continued to emphasize that the growth rate remains strong and that it will need to continue reducing monetary stimulus by raising interest rates. Real interest rates remain low despite the Fed's measured campaign of rate increases, which indicates that the Fed still has latitude to raise rates.2

2 Real interest rates are the nominal — or actual — rate minus the rate of inflation. This calculates how much investors truly receive in yield after inflation is accounted for.

This analysis does not mean that 10-year yields will rise sharply from current levels. Slowdowns — such as the one that began to emerge in April — that occur in the midst of a longer positive cycle are not particularly unusual, and history suggests that when they occur they tend to persist for more than a few months. Nevertheless, our analysis does suggest that two- and five-year yields are too low given the rising level of fed funds that we believe is likely in the coming months.3 Barring evidence that inflationary pressures are easing, the US yield curve should continue to "flatten." In other words, we believe long-term bonds will continue to outperform short-term issues. Unfortunately, the fund did not have enough exposure to 10-year bonds during the reporting period, and this detracted from performance. The fund remains underweight in the US market overall, although less so than earlier in the reporting period due to the rise in yields that occurred during February and March.4 This underweight was a negative for relative performance during the period.

3 Short-term bonds are more sensitive than longer-term bonds to Fed moves, while longer-term bonds are more sensitive than short-term bonds to economic developments.

4 An "underweight" refers to a position in a security that is smaller than that of the benchmark. "Overweight" means a position in a security greater than that security's weighting in the benchmark.

Q:  What was your outlook with respect to Europe during the period?

A:  Recent economic data from the Eurozone have been softer, and most important, forward-looking sentiment indicators have been disappointing. There is almost no acceleration in industrial activity, firms reported lower domestic demand and national surveys showed that the weaker sentiment was common across the major economies. Moreover, while consumption accelerated in the fourth quarter of 2004, it is not clear that the momentum can be maintained given that the major labor markets — i.e., Germany and France — remain weak. Inflation is low, however, and is expected to fall below 2% this year.

Consequently, we do not expect that the European Central Bank (ECB) will act to raise rates in the near future. The ECB remains on hold at 2%, and its April monetary policy statement acknowledged that there were no clear signs of strengthening in economic growth.5 As a result, we continue to favor European bonds despite their low yields. We believe longer-term bonds are particularly attractive, since there is a high — and growing — demand among market participants for longer-dated issues. This positioning was additive to fund performance during the reporting period.

Q:  What was your view on the United Kingdom bond market during the period?

A:  The UK economy has been strong in recent years, sparking a more aggressive interest rate policy by its central bank (the Bank of England). The Bank of England base rate is 4.75%, compared with the 2.75% level of the fed funds rate in the United States as of April 30.6 It appears, however, that the UK economy has begun to cool, as retail sales, consumption and housing prices all have weakened. Additionally, recent inflation data have been better than expected and consumer price inflation is running at a manageable 1.6%. Other data — such as employment numbers — remained mixed, however. While we don't anticipate a change to monetary policy until the cooling trend grows more evident, the market is adjusting its expectation from higher rates to a more neutral stance. We believe the UK bond market is beginning to look more attractive as it becomes clear that the peak in rates has been reached. Although the outlook for UK bonds appears to be improving, we believe Euro bonds offer a better value. The fund is therefore underweight in the UK in relation to Europe, and this added to performance during the semiannual period.

5 Improved growth could raise the possibility of rate increases.

6 The base rate is England's benchmark short-term interest rate, similar to the fed funds rate in the United States.

Q:  How was the fund positioned in Japan?

A:  We continue to believe the Japanese economy will gradually improve over the course of this year. While exports have declined recently, there has been growing evidence that the domestic side of the economy is improving: Part-time workers are being converted to full-time in increased numbers, wage growth has picked up and winter bonuses were higher than the market anticipated. The domestic economic environment should turn more positive as stronger production, combined with more encouraging consumption data, will give investors more confidence that Japan is moving toward a broad-based recovery.

Inflation has been and likely will continue to be negative, probably for the duration of fiscal year 2005. However, the Bank of Japan (BOJ) clearly believes it will be relatively easy for inflation to become positive early in the next fiscal year.7 Our view is that the BOJ will adopt a less accommodative monetary policy as soon as it becomes apparent that economic growth is sustainable. Since there is still a great deal of demand for shorter-term bonds, we believe this policy change will have the largest impact on longer-term issues.

7 Japan has been beset by deflation, or falling prices, for many years. The return of moderate inflation, in this case, would be a positive sign.

We believe bond yields in Japan are too low (and prices too high) in light of this backdrop. The yield on the 10-year bond was approximately 1.2% at the end of the period, and we believe there is ample room for this to rise (as prices fall). The fund was therefore underweight in Japan. During the past six months, however, the Japanese 10-year bonds continued to perform well. As a result, this underweight was a negative for relative performance. We have since begun to increase the fund's weighting in Japan.

Q:  What have you been doing in the emerging markets debt and high-yield corporate bond areas?

A:  We spent most of the period with underweights in these two areas relative to the peer group.8 The basis for the fund's underweight was the fact that yield spreads, or the difference between the yields of these asset classes and Treasuries, had become very small. In general, smaller yield spreads indicate that these sectors do not offer a compelling value and that potential upside may be limited. Our decision to underweight these asset classes was helpful to performance given their sharp sell-off during the final two months of the period. Overall, however, this positioning detracted from performance, particularly in relation to the Lipper peer group, where many of our competitors carry a much higher weighting in high-yield corporate bonds.

The result of the March/April sell-off was that as prices fell and yields rose, yield spreads increased to what we saw as more attractive levels. Given the continued strength in the finances of both corporations and emerging nations, we will be looking for opportunities to increase the fund's exposure to these areas if spreads widen further. We remain cautious, however, since both sectors are vulnerable to significant price fluctuations in the current environment.

Q:  How did the fund's currency positioning affect performance?

A:  Taken together, our decisions related to the fund's currency weightings had no meaningful impact on performance relative to the peer group.9 However, the fund holds a larger weighting in the dollar than the benchmark, and this proved to be a negative at a time of dollar weakness. (The peer group tends to have a higher dollar weighting than the benchmark. The fund's dollar weighting is therefore in line with the peer group even though it is greater than the benchmark.)

8 This was nevertheless an overweight with respect to the benchmark, since niether group is represented in the index.

9 Because portfolio investments denominated in foreign currencies must be translated back to the dollar, a gain in the value of the currencies helps increase the value of the fund.

Our broad view is that the US dollar will continue to weaken despite the rebound it experienced in the latter part of the period. We expect that the growth of the trade and budget deficits — as well as the enormous absolute size of the trade deficit — will weigh on the dollar over time, but we do not rule out the possibility of further dollar strength in the short term.10 We continue to believe that valuation considerations favor the Japanese yen over the euro, and that the British pound sterling is too richly valued. We favor Scandinavian currencies over the euro, and we also remain biased in favor of Asian currencies for the medium term.

Q:  Do you have any closing thoughts for shareholders?

A:  The movements of the bond market remain subject to investors' ever-shifting outlook for growth, inflation and the policy direction of the US Federal Reserve. More than ever, short-term developments and individual data reports are driving market performance on a day-to-day basis. In this environment, we will continue to use our research capabilities and emphasis on value to navigate the shifting market backdrop and deliver favorable long-term performance results to fund shareholders. We encourage investors to maintain a long-term view and stay focused on the important diversification benefits provided by an investment in the global bond markets.

10 The trade deficit is the difference between exports and imports. A large deficit is a negative for currency performance, since the higher value of currency leaving the country compared with the volume coming in creates an unfavorable imbalance of supply and demand for the currency.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Exposure (Excludes Securities Lending Collateral)	4/30/05	10/31/04

US	26%	12%
Japan	17%	11%
France	16%	17%
Germany	16%	14%
Finland	4%	5%
Italy	4%	4%
Sweden	3%	—
United Kingdom	2%	7%
Netherlands	2%	5%
Austria	1%	6%
Belgium	—	3%
Other	9%	16%
	100%	100%
Interest Rate Exposure	4/30/05	10/31/04

Euro	41%	52%
US	34%	22%
Japan	16%	16%
Other Europe	6%	9%
Other Dollar Bloc	3%	1%
	100%	100%
Currency Exposure(a)	4/30/05	10/31/04

US	58%	52%
Euro	16%	24%
Japan	16%	18%
Other Europe	5%	5%
Other Dollar Bloc	5%	1%
	100%	100%

a Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Foreign Denominated Debt Obligations 75.5%
British Pound 2.2%
United Kingdom, 5.0%, 9/7/2014 (Cost $3,694,744)	1,960,000	3,873,430
Canadian Dollar 0.9%
Government of Canada, Series WL43, 5.75%, 6/1/2029 (Cost $1,196,358)	1,780,000	1,647,480
Colombian Peso 0.2%
Republic of Colombia, 12.0%, 10/22/2015 (Cost $271,300)	636,000,000	262,572
Euro 46.7%
Bundesrepublic Deutschland:
Series 03, 4.75%, 7/4/2034	3,280,000	4,789,679
Series 98, 5.625%, 1/4/2028	2,640,000	4,263,899
Series 97, 6.0%, 1/4/2007	7,040,000	9,611,953
Series 94, 6.25%, 1/4/2024	1,840,000	3,130,189
Series 97, 6.5%, 7/4/2027	1,530,000	2,718,385
Buoni Poliennali Del Tes:
5.0%, 2/1/2012	1,950,000	2,785,531
6.0%, 5/1/2031	450,000	750,669
Government of Finland, 2.75%, 7/4/2006	6,700,000	8,684,459
Government of France:
4.0%, 4/25/2014	1,380,000	1,869,386
5.25%, 4/25/2008	11,400,000	15,844,394
5.5%, 4/25/2010	6,470,000	9,357,438
5.75%, 10/25/2032	2,360,000	3,939,733
KFW Group, 3.5%, 4/17/2009	1,700,000	2,254,406
Netherlands Government, 2.75%, 1/15/2009	2,910,000	3,772,637
Pemex Project Funding Master Trust, 6.625%, 4/4/2010	310,000	440,811
Republic of Argentina, 7.82%, 12/31/2033	610,655	660,314
Republic of Austria, 3.9%, 7/15/2020	1,420,000	1,860,878
Republic of Germany, Series 140, 4.5%, 8/17/2007	3,095,000	4,176,048
Republic of Romania, 8.5%, 5/8/2012	800,000	1,325,044
United Mexican States:
5.375%, 6/10/2013	330,000	448,017
Series A, 5.5%, 2/17/2020	115,000	148,358
(Cost $73,892,472)		82,832,228
Japanese Yen 20.5%
Export Import Bank, 2.875%, 7/28/2005	1,240,000,000	11,906,046
Government of Japan:
Series 26, 0.2%, 3/20/2008	1,117,000,000	10,661,112
Series 13, 0.5%, 6/20/2006	305,000,000	2,924,405
Series 263, 1.6%, 9/20/2014	210,000,000	2,079,931
Series 64, 1.9%, 9/20/2023	330,000,000	3,201,784
Series 13, 2.0%, 12/20/2033	49,000,000	445,137
Series 72, 2.1%, 9/20/2024	145,000,000	1,433,434
Japan Finance Corp., Series INTL, 1.35%, 11/26/2013	34,000,000	332,440
Republic of Italy, 3.75%, 6/8/2005	355,000,000	3,397,741
(Cost $35,735,782)		36,382,030
Malaysian Ringgit 0.2%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $348,297)	1,300,000	352,950
Mexican Peso 1.6%
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013	11,630,000	902,044
Series MI-20, 8.01%, 12/7/2023	27,650,000	1,895,987
(Cost $2,964,179)		2,798,031
Swedish Krona 3.2%
Sweden Kingdom, 3.5%, 4/20/2006 (Cost $5,778,392)	40,400,000	5,738,861
Total Foreign Denominated Debt Obligations (Cost $123,881,524)		133,887,582

US Dollar Denominated Debt Obligations 21.7%
United States Dollar
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	750,000	950,182
Dominican Republic, 9.5%, 9/27/2006	170,000	167,025
Government National Mortgage Association:
7.0% with various maturities until 2/15/2029	287,035	304,559
Republic of Argentina, 5.83%, 12/31/2033	737,797	237,888
Republic of Bulgaria:
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 3.75%*, 7/28/2012	310,713	311,583
8.25%, 1/15/2015	1,415,000	1,751,204
Republic of Indonesia, Series REGS, 7.25%, 4/20/2015	900,000	866,250
Republic of Turkey, 11.875%, 1/15/2030	780,000	1,021,800
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	900,000	956,880
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	1,300,000	1,210,690
Series VII, 3.01%, 5/14/2011	630,000	538,650
The International Bank for Reconstruction and Development, 7.625%, 1/19/2023	1,550,000	2,071,189
US Treasury Bond, 6.125%, 11/15/2027	1,630,000	1,972,491
US Treasury Note:
3.0%, 12/31/2006	10,390,000	10,289,757
3.5%, 2/15/2010 (e)	6,280,000	6,175,495
4.25%, 11/15/2014	960,000	963,147
6.75%, 5/15/2005	8,700,000	8,710,878
Total US Dollar Denominated Debt Obligations (Cost $36,226,502)		38,499,668
	Shares	Value ($)

Securities Lending Collateral 3.6%
Scudder Daily Assets Fund Institutional, 2.94% (c) (d) (Cost $6,355,671)	6,355,671	6,355,671

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $313,238)	313,238	313,238
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $166,776,935) (a)	101.0	179,056,159
Other Assets and Liabilities, Net	(1.0)	(1,712,370)
Net Assets	100.0	177,343,789

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

(a) The cost for federal income tax purposes was $168,263,433. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $10,792,726. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,578,151 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $785,425.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2005 amounted to $6,219,189, which is 3.5% of net assets.

LIBOR: London Interbank Offer Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $160,108,026) — including $6,219,189 of securities loaned	$ 172,387,250
Investment in Scudder Daily Assets Fund Institutional (cost $6,355,671)*	6,355,671
Investments in Scudder Cash Management QP Trust (cost $313,238)	313,238
Total investments in securities, at value (cost $166,776,935)	179,056,159
Foreign currency, at value (cost $3,179,052)	3,166,793
Receivable for investments sold	82,837,788
Interest receivable	2,487,496
Receivable for Fund shares sold	34,355
Foreign taxes recoverable	2,581
Unrealized appreciation on forward foreign currency exchange contracts	386,855
Other assets	43,681
Total assets	268,015,708
Liabilities
Payable for investments purchased	82,819,764
Payable upon return of securities loaned	6,355,671
Payable for Fund shares redeemed	1,051,118
Unrealized depreciation on forward foreign currency exchange contracts	136,838
Accrued management fee	124,289
Other accrued expenses and payables	184,239
Total liabilities	90,671,919
Net assets, at value	$ 177,343,789
Net Assets
Net assets consist of: Distributions in excess of net investment income	(697,729)
Net unrealized appreciation (depreciation) on: Investments	12,279,224
Foreign currency related transactions	236,719
Accumulated net realized gain (loss)	(4,016,851)
Paid-in capital	169,542,426
Net assets, at value	$ 177,343,789

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($38,296,698 ÷ 3,701,874 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.35
Maximum offering price per share (100 ÷ 95.5 of $10.35)	$ 10.83

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,298,906 ÷ 512,339 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,284,966 ÷ 414,344 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.34
Class AARP Net Asset Value, offering and redemption price(a) per share ($5,523,836 ÷ 534,873 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.33
Class S Net Asset Value, offering and redemption price(a) per share ($123,939,383 ÷ 11,986,006 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.34

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Interest	$ 2,941,455
Interest — Scudder Cash Management QP Trust	67,798
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	4,539
Total Income	3,013,792
Expenses: Management fee	675,438
Distribution service fees	95,631
Services to shareholders	227,105
Custodian and accounting fees	130,475
Auditing	35,575
Legal	9,580
Directors' fees and expenses	5,190
Reports to shareholders	20,275
Registration fees	18,340
Other	3,705
Total expenses, before expense reductions	1,221,314
Expense reductions	(150,740)
Total expenses, after expense reductions	1,070,574
Net investment income	1,943,218
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,632,826
Foreign currency related transactions	(788,924)
6,843,902
Net unrealized appreciation (depreciation) during the period on: Investments	(3,360,789)
Foreign currency related transactions	221,193
(3,139,596)
Net gain (loss) on investment transactions	3,704,306
Net increase (decrease) in net assets resulting from operations	$ 5,647,524

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income	$ 1,943,218	$ 4,185,700
Net realized gain (loss) on investment transactions	6,843,902	5,363,556
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,139,596)	2,337,630
Net increase (decrease) in net assets resulting from operations	5,647,524	11,886,886
Distributions to shareholders from: Net investment income: Class A	(1,221,543)	(1,675,754)
Class B	(148,664)	(200,753)
Class C	(120,982)	(159,260)
Class AARP	(173,569)	(243,152)
Class S	(4,138,585)	(5,761,255)
Fund share transactions: Proceeds from shares sold	11,719,591	27,452,310
Reinvestment of distributions	4,799,959	6,608,058
Cost of shares redeemed	(20,233,308)	(48,420,242)
Redemption fees	1,548	—
Net increase (decrease) in net assets from Fund share transactions	(3,712,210)	(14,359,874)
Increase (decrease) in net assets	(3,868,029)	(10,513,162)
Net assets at beginning of period	181,211,818	191,724,980
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $697,729 and $3,162,396, respectively)	$ 177,343,789	$ 181,211,818

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.13	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.10	.22	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.23	.42	.65	.33	.29
Total from investment operations	.33	.64	.90	.65	.43
Less distributions from: Net investment income	(.33)	(.42)	(.35)	(.07)	(.11)
Tax return of capital	—	—	—	(.29)	(.05)
Total distributions	(.33)	(.42)	(.35)	(.36)	(.16)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.35	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[e]	2.97f**	6.71[f]	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	39	40	37	36
Ratio of expenses before expense reductions (%)	1.51*	1.43	1.39	1.36	1.40*
Ratio of expenses after expense reductions (%)	1.32*	1.31	1.39	1.36	1.40*
Ratio of net investment income (%)	2.03*	2.12	2.46	3.42	4.23*
Portfolio turnover rate (%)	135*	161	134	114	61

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.06	.13	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.21	.42	.66	.34	.28
Total from investment operations	.27	.55	.83	.58	.40
Less distributions from: Net investment income	(.28)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	(.23)	(.04)
Total distributions	(.28)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.34	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	2.44f**	5.74[f]	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	7	6	4
Ratio of expenses before expense reductions (%)	2.48*	2.43	2.19	2.17	2.20*
Ratio of expenses after expense reductions (%)	2.17*	2.17	2.19	2.17	2.20*
Ratio of net investment income (%)	1.18*	1.26	1.66	2.61	3.43*
Portfolio turnover rate (%)	135*	161	134	114	61

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.06	.13	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.21	.42	.66	.33	.28
Total from investment operations	.27	.55	.83	.58	.40
Less distributions from: Net investment income	(.28)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	(.23)	(.04)
Total distributions	(.28)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.34	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	2.44f**	5.76[f]	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	1	1
Ratio of expenses before expense reductions (%)	2.29*	2.24	2.17	2.15	2.18*
Ratio of expenses after expense reductions (%)	2.17*	2.16	2.17	2.15	2.18*
Ratio of net investment income (%)	1.18*	1.27	1.68	2.63	3.45*
Portfolio turnover rate (%)	135*	161	134	114	61

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.12	$ 9.57	$ 9.28	$ 8.82	$ 8.86
Income (loss) from investment operations: Net investment income	.12[d]	.24[d]	.27[d]	.34[d]	.41[d]	.03
Net realized and unrealized gain (loss) on investment transactions	.21	.43	.66	.34	.47	(.04)
Total from investment operations	.33	.67	.93	.68	.88	(.01)
Less distributions from: Net investment income	(.34)	(.45)	(.38)	(.08)	(.30)	(.01)
Tax return of capital	—	—	—	(.31)	(.12)	(.02)
Total distributions	(.34)	(.45)	(.38)	(.39)	(.42)	(.03)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.33	$ 10.34	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Total Return (%)	3.11e**	6.87[e]	9.80	7.54	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5	3	1.001
Ratio of expenses before expense reductions (%)	1.30*	1.20	1.14	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.08*	1.07	1.14	1.09	1.13	1.13*
Ratio of net investment income (%)	2.27*	2.36	2.71	3.69	4.54	4.23*
Portfolio turnover rate (%)	135*	161	134	114	61	95

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[d] Based on average shares outstanding during the period.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.13	$ 9.57	$ 9.28	$ 8.83	$ 9.34
Income (loss) from investment operations: Net investment income	.12[c]	.24[c]	.27[c]	.34[c]	.41[c]	.44
Net realized and unrealized gain (loss) on investment transactions	.21	.43	.67	.34	.46	(.51)
Total from investment operations	.33	.67	.94	.68	.87	(.07)
Less distributions from: Net investment income	(.34)	(.45)	(.38)	(.08)	(.30)	(.13)
Tax return of capital	—	—	—	(.31)	(.12)	(.31)
Total distributions	(.34)	(.45)	(.38)	(.39)	(.42)	(.44)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.34	$ 10.35	$ 10.13	$ 9.57	$ 9.28	$ 8.83
Total Return (%)	3.09d**	6.86[d]	9.90	7.54	10.12	(.84)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	128	135	137	138	143
Ratio of expenses before expense reductions (%)	1.23*	1.19	1.14	1.09	1.13	1.49[e]
Ratio of expenses after expense reductions (%)	1.08*	1.07	1.14	1.09	1.13	1.20[e]
Ratio of net investment income (%)	2.27*	2.36	2.71	3.69	4.54	4.81
Portfolio turnover rate (%)	135*	161	134	114	61	95

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $8,865,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($343,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $27,128,210 and $65,249,784, respectively. Purchases and sales of US Treasury obligations aggregated $89,911,351 and $49,661,346, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized effective rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Effective October 1, 2003 through February 28, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, director and director counsel fees and organizational and offering expenses.)

In addition, for the six months ended April 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.07%, 1.17%, 1.17%, 1.07% and 1.07% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 45,064	$ 36,490	$ —
Class B	12,600	8,600	3,501
Class C	5,880	2,675	1,466
Class AARP	7,413	5,971	—
Class S	112,560	95,312	6,819
	$ 183,517	$ 149,048	$ 11,786

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005 the amount charged to the Fund by SFAC for accounting services aggregated $86,450, of which $37,299 is unpaid at April 30, 2005.

Prior to April 1, 2004 the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 20,504	$ 3,032
Class C	16,465	2,584
	$ 36,969	$ 5,616

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Effective Rate
Class A	$ 46,813	$ 3,725.24%
Class B	6,580	904.24%
Class C	5,269	763.24%
	$ 58,662	$ 5,392

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $2,420. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and Class C shares was $5,826 and $225, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $14 and $10, respectively.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $1,692, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	41,720,000	USD	53,827,917	7/28/2005	360,524
EUR	830,000	USD	1,070,881	7/28/2005	4,400
SEK	11,420,000	USD	1,603,632	7/28/2005	18,360
USD	434,701	AUD	560,000	7/28/2005	2,163
USD	220,419	SGD	360,000	7/28/2005	1,408
Total unrealized appreciation					$ 386,855
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
GBP	3,400,000	USD	6,458,382	7/28/2005	(10,724)
JPY	877,078,000	USD	8,432,249	7/28/2005	(92,628)
MXN	33,660,000	USD	2,993,003	7/28/2005	(737)
USD	698,539	CHF	830,000	7/28/2005	(3,518)
USD	5,611,194	GBP	2,954,000	7/28/2005	(13,990)
USD	428,975	NOK	2,700,000	7/28/2005	(2,549)
USD	459,922	PLN	1,540,000	7/28/2005	(12,692)
Total unrealized depreciation					$ (136,838)
Currency Abbreviations
AUD	Australian Dollar	CHF	Swiss Francs	EUR	Euro
GBP	Pound Sterling	JPY	Japanese Yen	MXN	Mexican Peso
NOK	Norwegian Krone	PLN	Polish Zloty	SEK	Swedish Krona
SGD	Singapore Dollar	USD	United States Dollar

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	432,185	$ 4,493,310	1,001,347	$ 10,185,093
Class B	92,161	959,988	274,075	2,782,203
Class C	122,416	1,278,455	314,291	3,189,241
Class AARP	103,607	1,072,745	185,524	1,896,702
Class S	376,645	3,915,093	924,388	9,399,071
		$ 11,719,591		$ 27,452,310
Shares issued to shareholders in reinvestment of distributions
Class A	94,469	$ 980,911	132,352	$ 1,346,008
Class B	11,782	122,375	16,934	172,470
Class C	10,480	108,836	13,028	132,582
Class AARP	15,050	155,960	21,635	219,662
Class S	330,756	3,431,877	465,947	4,737,336
		$ 4,799,959		$ 6,608,058
Shares redeemed
Class A	(549,539)	$ (5,702,959)	(1,333,011)	$ (13,562,700)
Class B	(109,417)	(1,135,326)	(434,677)	(4,411,337)
Class C	(114,659)	(1,190,067)	(377,654)	(3,845,733)
Class AARP	(85,132)	(881,943)	(248,149)	(2,524,954)
Class S	(1,089,620)	(11,323,013)	(2,372,718)	(24,075,518)
		$ (20,233,308)		$ (48,420,242)
Redemption fees		$ 1,548		$ —
Net increase (decrease)
Class A	(22,885)	$ (227,883)	(199,312)	$ (2,031,599)
Class B	(5,474)	(52,963)	(143,668)	(1,456,664)
Class C	18,237	197,224	(50,335)	(523,910)
Class AARP	33,525	347,455	(40,990)	(408,590)
Class S	(382,219)	(3,976,043)	(982,383)	(9,939,111)
		$ (3,712,210)		$ (14,359,874)

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	378947-774	378947-766	378947-758
Fund Number	461	661	761

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	161	061
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Bond Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Bond Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005